Supplement dated June 6, 2014 to the current Summary Prospectus

John Hancock Classic Value Fund
(the “Fund”)

The following information supplements the portfolio manager information in the Summary Prospectus under the heading “Portfolio management”:

Effective after the close of business on June 27, 2014, Antonio DeSpirito III will no longer serve as a portfolio manager of the Fund. Accordingly, all references to Mr. DeSpirito as a portfolio manager on the investment management team of the Fund are removed from the Summary Prospectuses for all share classes of the Fund. Richard S. Pzena, John P. Goetz, and Benjamin S. Silver, CFA, CPA will continue as portfolio managers of the Fund.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.